UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2005

ARGENTEX MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation) 000-49995 (Commission File Number) 71-0867623 (IRS Employer Identification No.)

1066 West Hastings Street, Suite 2000, Vancouver, BC V6E 3X2

(Address of principal executive offices and Zip Code)

604.601.8336 Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

We have appointed Hamish Malkin as our Chief Financial Officer, effective December 13, 2005.

Mr. Malkin, age 59, has been self employed since April, 2003, providing Chief Financial Officer services contract basis. Mr. Malkin is currently the Chief Financial Officer and Secretary of Entrée Gold Corp. being self employed Mr. Malkin was the CFO of Trivalence Mining Corporation from January 1997 to 2003. Mr. Malkin is a Chartered Accountant and a member of the Canadian Institute of Chartered and the Institute for Chartered Accountants of British Columbia. Prior to 1997, Mr. Malkin held senior financial positions in the entertainment and commercial real estate industries.

There are no family relationships between Mr. Malkin and any of our directors or executive officers.

There have been and are no transactions between us and Mr. Malkin other than his appointment as our Chief Financial Officer, and his related compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks By: Kenneth Hicks, President Date: December 13, 2005